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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                  -----------------

                                       Form 8-K

                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): April 20, 1998


                            UNIVERSAL INTERNATIONAL, INC.
                  (Exact Name of Registrant as Specified in Charter)


              Minnesota                 0-18823             41-0776502
     (State or Other Jurisdiction     (Commission         (IRS Employer
          of Incorporation)           File Number)      Identification No.)


                              5000 Winnetka Avenue North
                              New Hope, Minnesota 55428
                       (Address of Principal Executive Offices)

                                    (612) 533-1169
                           (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

     The Registrant and Norwest Bank Minnesota, National Association (the "Rights Agent") entered into a Rights Agreement Amendment dated as of April 20, 1998 (the "Amendment") to that certain Rights Agreement dated as of April 19, 1996 (the "Rights Agreement") between the Registrant and the Rights Agent. The Amendment provides that under no circumstances shall "Acquiring Person" (as defined in the Rights Agreement) mean or include 99CENTS Only Stores, a California corporation, and that 99CENTS Only Stores is excluded and exempted from the definition of "Acquiring Person." The Amendment also provides that, should 99CENTS Only Stores commence or publicly announce its intention to commence a tender or exchange offer, no Distribution Date (as defined in the Rights Agreement) shall be triggered.

     Except as expressly amended by the Amendment, the Rights Agreement remains in full force and effect in accordance with its terms. A copy of the Rights Agreement and the Amendment is filed as Exhibit 4.7 and is incorporated herein by this reference.


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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 24, 1998                     UNIVERSAL INTERNATIONAL, INC.



                                   By:  /s/
                                      -------------------------
                                        Richard L. Ennen
                                        Chief Executive Officer
                                        President



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                                    EXHIBIT INDEX

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EXHIBITS                                                             PAGE NUMBER
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
4.7       Rights Agreement dated as of April 19, 1996, between
          Universal International, Inc. and Norwest Bank Minnesota,
          National Association and Amendment dated April 20, 1998 thereto.
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